Fiduciary/Claymore Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

	Shares	Value
COMMON STOCKS† - 19.1%
Midstream Natural Gas - 8.8%
Williams Companies, Inc.[1]	283,492	$ 5,885,294
Equitrans Midstream Corp.[1]	113,560	1,167,397
Total Midstream Natural Gas		7,052,691
Diversified Infrastructure - 5.2%
Kinder Morgan, Inc.[1]	301,121	4,161,492
Utilities - 4.2%
NextEra Energy Partners, LP1	56,310	3,396,619
Marine Transportation - 0.9%
KNOT Offshore Partners, LP1	55,709	688,563
Total Common Stocks
(Cost $13,409,644)		15,299,365
MASTER LIMITED PARTNERSHIPS AND RELATED ENTITIES† - 86.4%
Midstream Oil - 41.1%
Magellan Midstream Partners, LP1	170,181	6,468,580
Plains All American Pipeline, LP1	813,427	5,759,063
NuStar Energy, LP1	332,570	4,506,323
Delek Logistics Partners, LP1	129,729	4,278,462
Phillips 66 Partners, LP1	143,105	3,852,387
Shell Midstream Partners, LP1	349,240	3,628,604
NGL Energy Partners, LP1	497,974	2,181,126
Genesis Energy, LP1	252,250	1,349,538
USD Partners, LP	253,538	846,817
Total Midstream Oil		32,870,900
Diversified Infrastructure - 25.1%
MPLX, LP1	389,965	7,124,661
Enterprise Products Partners, LP1	400,540	7,033,482
Energy Transfer, LP1	931,388	5,979,511
Total Diversified Infrastructure		20,137,654
Midstream Natural Gas - 7.6%
TC PipeLines, LP1	106,577	3,236,743
Enable Midstream Partners, LP1	333,114	1,872,101
Crestwood Equity Partners, LP1	71,990	977,624
Total Midstream Natural Gas		6,086,468
Gathering & Processing - 7.3%
DCP Midstream, LP1	249,877	3,165,942
Noble Midstream Partners, LP1	190,444	1,706,378
Western Midstream Partners, LP1	107,105	971,442
Total Gathering & Processing		5,843,762
Other Energy Infrastructure - 5.3%
Cheniere Energy Partners, LP1	116,645	4,221,383
Total Master Limited Partnerships and Related Entities
(Cost $43,018,024)		69,160,167
MONEY MARKET FUND† - 1.4%
Dreyfus Treasury Obligations Cash Management Fund – Institutional Shares, 0.02%[2]	1,093,464	1,093,464
Total Money Market Fund
(Cost $1,093,464)		1,093,464
Total Investments - 106.9%
(Cost $57,521,132)		$ 85,552,996
Other Assets & Liabilities, net - (6.9)%		(5,502,454)
Total Net Assets - 100.0%		$ 80,050,542

†	Value determined based on Level 1 inputs — See Note 3.
1
All or a portion of these securities have been physically segregated and pledged as collateral. As of August 31, 2020, the total amount segregated was $74,400,309, of which $39,866,567 is related to the outstanding line of credit and $34,533,742 is related to reverse repurchase agreements.

2	Rate indicated is the 7-day yield as of August 31, 2020.

Fiduciary/Claymore Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

The following table summarizes the inputs used to value the Fund's investments at August 31, 2020 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,299,365	$—	$—	$15,299,365
Master Limited Partnerships and Related Entities	69,160,167	—	—	69,160,167
Money Market Fund	1,093,464	—	—	1,093,464
Total Assets	$85,552,996	$—	$—	$85,552,996

Please refer to the detailed portfolio for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2020, reverse repurchase agreements of $4,850,000 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

Note 1 – Organization and Significant Accounting Policies

Organization
Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and other energy infrastructure companies. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a greater portion of the distributions the Fund receives may consist of taxable income. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.

For information on the Fund's other significant accounting policies, please refer to the Fund's most recent semi-annual or annual shareholder report.

Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter ("OTC") options are valued using a price provided by a pricing service.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Advisor”) subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 2 – Financial Instruments and Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets.

Note 3 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the 21% rate applicable to corporations. In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The amount which the Fund is required to pay for U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on common shares.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

At August 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$57,521,132	$39,053,838	$(11,021,974)	$28,031,864

Note 5 – COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.